Securities and Exchange Commission

                         Washington, DC  20549

                               Form 8-K

                            Current Report

                Pursuant to Section 13 to 15(d) of the
                     Securities Exchange Act 1934


                     Date of Report July 25, 1995
                   (Date of earliest event reported)



                    California Energy Company, Inc.
        (Exact name of registrant as specified in its charter)



    Delaware               1-9874                       94-2213782
 (State of other         (Commission File             (IRS Employer
  jurisdiction of         Number)                      Identification No.)
  incorporation)



            302 South 36th Street, Suite 400,       Omaha, NE        68131
            (Address of principal executive offices)                 Zip Code




Registrant's Telephone Number, including area code:(402) 341-4500




                               N/A
            (Former name or former address, if changed since last report)


Item 5.  Other Events

     On July 25, 1995, the Registrant announced that it had completed an offering of $200 million principal amount of its 9 7/8% Limited Recourse
Senior Secured Notes Due 2003. Additionally, the Registrant announced that Salton Sea Funding Corporation, a wholly owned indirect subsidiary of the Registrant, had concurrently completed a sale to institutional buyers of $475 million principal amount of Senior Secured Notes and Bonds, which are nonrecourse to the Registrant. A copy of the press release is the Registrant is set forth as Exhibit 1 hereto and is incorporated hereto by reference.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated July 25, 1995.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 California Energy Company, Inc.




                                 By: \s\ Douglas L. Anderson
                                      Douglas L. Anderson
                                      Assistant Secretary



Dated: July 25, 1995

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 California Energy Company, Inc.



                                 By: ______________________________
                                      Douglas L. Anderson
                                      Assistant Secretary



Dated: July 25, 1995